UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2012, the Compensation Committee of the Board of Directors of Oasis Petroleum Inc. (the “Company”) approved grants of performance share units (“PSUs”) to certain executive officers of the Company pursuant to the Oasis Petroleum Inc. 2010 Long Term Incentive Plan (the “Plan”). The PSUs are awards of restricted stock units subject to performance-based vesting conditions, with each PSU that becomes earned representing the right to receive one share of the Company’s common stock.

The PSU awards are subject to a designated three-year performance period beginning on August 1, 2012 and ending on July 31, 2015. The PSUs are eligible to be earned based on a comparison of the total shareholder return (“TSR”) achieved with respect to shares of the Company’s common stock and the TSR achieved by 17 specified peer companies. Depending on the relative TSR achieved by the Company, an award recipient may earn between 0% and 200% of the target number of PSUs covered by the award. If less than 200% of the target number of PSUs is earned at the end of the performance period, then the performance period will be extended for an additional year and the award recipient will have the opportunity to earn additional PSUs up to an aggregate of 200% of the target number of PSUs based on the Company’s relative TSR over the four-year performance period. The target number of PSUs awarded to the Company’s executive officers is as follows: (i) Thomas B. Nusz—34,740, (ii) Taylor L. Reid—20,260, (iii) Michael H. Lou—18,530, (iv) Roy W. Mace—10,030, (v) Nickolas J. Lorentzatos—10,030, and (vi) Kent O. Beers—10,030.

The foregoing is intended to provide a brief description of the PSU awards, but is not a complete description and is qualified in its entirety by reference to the full text of the attached forms, including the Notice of Grant of Performance Share Units, which is filed as Exhibit 10.1 to this report, and the Performance Share Unit Agreement, which is filed as Exhibit 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

10.1	—	Form of Notice of Grant of Performance Share Units.

10.2	—	Form of Performance Share Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

By:	/s/ Thomas B. Nusz
Thomas B. Nusz Chairman, President and Chief Executive Officer

Date: August 3, 2012

EXHIBIT INDEX

Exhibit Number		Exhibit Title

10.1	—	Form of Notice of Grant of Performance Share Units.

10.2	—	Form of Performance Share Unit Agreement.